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                                                                   EXHIBIT 10.10


             AMENDED AND RESTATED ALTERNATIVE LIVING SERVICES, INC.

                        1995 INCENTIVE COMPENSATION PLAN


         SECTION 1. Title and Purpose. The plan described herein shall be known as the Amended and Restated 1995 Incentive Compensation Plan (the "Plan"). The purpose of this Plan is to advance the interests of ALTERNATIVE LIVING SERVICES, INC. ("ALS"), any subsidiary corporation of ALS, and any partnership which is owned entirely by ALS (referred to collectively as the "Company", except that with respect to incentive stock options the "Company" shall not include any such partnerships) by strengthening the Company's ability to attract and retain individuals of training, experience and ability in the employ or service of the Company and to furnish additional incentive to the Company's valued employees, directors, officers, independent contractors and agents to promote the Company's financial success. This Plan will be effected through the granting of stock options, stock appreciation rights ("SARs") or restricted stock ("Restricted Stock") awards as herein provided. Stock options granted hereunder may, if so designated, constitute "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or, if so designated, may be options which do not constitute ISOs or other qualified options ("NSOs") (ISOs and NSOs being collectively referred to as "Stock Options"), as specified by a Committee (hereafter defined) of the Board of Directors of the Company (the "Board"). Stock Options granted under this Plan may be accompanied by SARs as hereinafter set forth. As used herein, "subsidiary corporation" shall have the meaning given such terms in Code Section 424.

         SECTION 2. Shares of Stock Subject to the Plan. Stock which may be issued pursuant to Stock Options, SARs and Restricted Stock granted from time to time under this Plan shall not exceed in the aggregate 1,425,000 shares of ALS common stock (including fractional shares thereof), without par value (the "Common Stock") (as adjusted for the 1,812.55-for-one stock split on May 17,
1996), subject to further adjustment as provided in Sections 16 and 17 hereof). It is contemplated that the shares to be issued upon the exercise of Stock Options or SARs or as Restricted Stock granted under this Plan will be approved for listing by each securities exchange on which shares of Common Stock are then listed.

         In the event that the number of shares underlying any Stock Option or SAR granted under the Plan is reduced for any reason, or any Stock Option or SAR under the Plan can no longer be exercised in part or in whole (other than due to the exercise of a related SAR or a related Stock Option, as the case may
be), or shares awarded as Restricted Stock are forfeited, the number of shares no longer subject to such Stock Option or SAR or so forfeited are thereupon deemed released and are thereafter available for subsequent awards under the Plan (unless the Plan shall have been terminated).

         SECTION 3. Eligibility. Stock Options, SARs and Restricted Stock may be granted to directors, officers, employees, independent contractors and agents of the Company by the Board;

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provided, however, that ISOs may only be granted to employees of the Company. In determining the persons to whom Stock Options, SARs and Restricted Stock will be granted and the number of shares to be covered by each, the Board shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company, the anticipated number of years of effective service remaining, and such other factors as they shall deem relevant in connection with accomplishing the purposes of the Plan. Stock Options, SARs and Restricted Stock may not be granted to an individual under this Plan at a time when such individual is serving as a member of the Committee or during any other period which would have the effect of disqualifying such individual from being a "disinterested person" under Subsection (c)(2)(i) of Rule 16b-3 (or any successor provision thereto) promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). An employee owning stock possessing more than 10 percent of the total combined voting power or value of all classes of stock of ALS or any parent or subsidiary corporation ("Ten Percent Shareholder") is not eligible to receive an ISO unless the option price is at least 110 percent of the fair market value of the Common Stock at the time the ISO is granted and the ISO by its terms is not exercisable more than five (5) years from the date it is granted. Restricted Stock and any Common Stock which any employee may receive under outstanding Stock Options or SARs shall be treated as stock owned by such employee for purposes of this calculation.

         SECTION 4. Administration of the Plan. This Plan shall be administered by the Compensation Committee (the "Committee") consisting of two or more directors, all of whom shall be "disinterested persons" as defined in Rule 16b- 3(c)(2)(i) (or any successor provision thereto), appointed by and to serve at the pleasure of the Board of ALS. No individual may be appointed to the Committee who is not a director of ALS at the time of such appointment or who shall within one year prior to such individual's service on the Committee have been granted any award under this Plan or any other plan of the Company or any of its affiliated entities unless permitted by Rule 16b-3(c)(2) (or any successor provision thereto). An individual's membership on the Committee shall terminate automatically at the time such individual ceases to be a director of ALS. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. All action of the Committee shall be taken by a majority of its members. Any action may be taken by a written instrument signed by a majority of the members and any action so taken shall be fully effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held. The Committee may appoint a secretary, keep minutes of its meetings, and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

         SECTION 5. Powers of the Committee. The Committee shall have full power and authority to determine those persons to whom Stock Options, SARs or Restricted Stock shall be granted, the number of shares to be covered by such awards, the term of each, the time or times at which Stock Options, SARs or Restricted Stock shall be granted, provided, with respect to ISOs, the term and the time are permitted by Section 422 of the Code. Except as otherwise expressly provided in this Plan, the Committee shall also have the power to determine, at the time of the grant of each Stock Option, SAR or Restricted Stock award, all terms and conditions




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governing the rights and obligations of the participant with respect to such award, including but not limited to: (a) the exercise price of any Stock Option or SAR or the method by which the exercise price shall be determined; (b) the length of the period during which the Stock Option or SAR may be exercised and any limitations on the number of shares purchasable with the Stock Option or with respect to which an SAR is exercisable at any given time during such period; (c) the time at which the Stock Option or SAR may be exercised; (d) the length of the restriction period for Restricted Stock awards (the "Restriction Period"); (e) any conditions precedent to be satisfied before the Stock Option or SAR may be exercised; (f) whether to accelerate any Restriction Period expiration date or Stock Option or SAR vesting schedule, if any; (g) any restrictions on resale of any shares received under the Plan; and (h) the terms of any financing extended to a Stock Option grantee. Notwithstanding the foregoing, the Committee shall not have the power (absent a revision to Rule 16b-3 permitting the same) to establish a Restriction Period shorter than six months from the date of grant or permit the exercise of Stock Options or SARs prior to the expiration of six months from the date of grant. The Committee shall also have full and final authority: (i) to prescribe the form of each Incentive Compensation Agreement evidencing Stock Options, SARs and Restricted Stock awards, which agreements need not be identical for each participant or grant, but shall each be consistent with this Plan; (ii) to adopt, amend and rescind such rules and regulations as may be advisable in the opinion of the Committee to administer this Plan; (iii) to correct any defect or supply any omission or reconcile any inconsistency in this Plan, including any correction or amendment which in the judgment of the Committee is necessary to ensure compliance with the requirements of the Code or the requirements of Rule 16b-3 and any future rules promulgated in substitution therefor under the Securities Exchange Act of 1934, as amended; and (iv) to construe and interpret this Plan and any Incentive Compensation Agreements and any rules and regulations relating thereto, and to make all other determinations deemed necessary or advisable for the administration of this Plan. Except as provided in Section 22 hereof, the Committee shall not have any authority, the possession or exercise of which would cause an ISO granted hereunder to be disqualified as such under the Code.

         SECTION 6. Indemnification of the Committee. In addition to such other rights of indemnification as they may have as directors of ALS or as members of the Committee, members of the Committee shall be indemnified by ALS as and to the fullest extent permitted by law, including without limitation, indemnification against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan, or any Stock Options, SARs or Restricted Stock awards granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by ALS), or paid by them in satisfaction of a judgment in any such action, suit or proceeding except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence, bad faith or misconduct in his duties.



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         SECTION 7.  Option Exercise Price.  The option exercise price for shares of Common Stock which shall be covered by each NSO shall be established by the Board in its sole discretion at the time of granting the NSO. The option exercise price for shares of Common Stock which shall be covered by each ISO shall be no less than the fair market value of the Common Stock at the time of granting the ISO. In the event that any ISO is granted to a Ten Percent Shareholder the price at which shares of Common Stock shall be purchasable under such ISO shall not be less than 110 percent of the fair market value of such shares at the time of the grant. For the purposes of this Section 7 and all other provisions of this Plan which require a determination of the fair market value of the Common Stock as of a specified date, "fair market value" shall mean: (i) if the primary market for the Common Stock is a national securities exchange, the NASDAQ National Market System, or other market quotation system in which last sale transactions are reported on a contemporaneous basis, such fair market value shall be deemed to be the last reported sale price of the Common Stock on such exchange or in such quotation system on the day on which the option shall be granted (or other relevant valuation date specified herein), or, if there shall not have been a sale on such exchange or reported through such system on such trading day, the closing or last bid quotation therefor on such exchange or quotation system on such trading day; (ii) if the primary market for the Common Stock is not such an exchange or quotation market in which transactions are contemporaneously reported, such fair market value shall be deemed to be the closing or last bid quotation in the over-the-counter market on such trading day as reported by the National Association of Securities Dealers through NASDAQ, its automated system for reporting quotations, or its successor (or such other generally accepted source of publicly reported bid quotations as the Company may reasonably designate) on the day on which the option shall be granted (or other relevant valuation date specified herein); and (iii) in all other cases, such fair market value shall be determined in good faith by the Committee at the time the option is granted (or on any other relevant valuation date specified herein). If the fair market value so determined shall include a fraction of a cent, it shall be rounded up to the next full cent.

         SECTION 8. Medium and Time of Payment. The option exercise price shall be payable upon the exercise of the Stock Option and shall be paid in cash, by check, with shares of Common Stock, or in any combination thereof as specified by the Committee. For purposes of making such payment in shares of Common Stock, such stock shall be valued at its fair market value as provided in Section 7 hereof on the day of exercise of the Stock Option and shall have been held by the grantee for a period of six (6) months.

         SECTION 9. Limitation on Grant of ISOs. The aggregate fair market value (determined as of the time the ISO is granted) of the shares with respect to which ISOs are exercisable for the first time by a employee during any calendar year (under all such plans of the Company) shall not exceed $100,000.

         SECTION 10.  Term of Stock Options and SARs.

              (a) The period during which each Stock Option or SAR granted hereunder may be exercised will be determined by the Committee in each case; provided, however, that no




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Stock Option or SAR shall by its terms be exercisable after the expiration of ten (10) years from the date the Stock Option or SAR is granted or before six
(6) months from the date the Stock Option or SAR is granted. In the event that any ISO is granted to a Ten Percent Shareholder, the maximum period described above shall be reduced to five (5) years from the date the ISO is granted.

              (b) With the prior written consent of any affected grantee of Stock Options hereunder, the Committee may grant to one or more such grantees, in exchange for their surrender and the cancellation of such Stock Options and their corresponding SARS, if any, new Stock Options and related SARs which may have different exercise prices than the exercise prices provided in the Stock Options and related SARs so surrendered and canceled and containing such other terms and conditions consistent with the Plan as the Committee may deem appropriate.

         SECTION 11. Award of Stock Appreciation Rights. (a) SARs may be granted under this Plan to such employees as the Committee may from time to time select and upon such terms and conditions as the Committee may from time to time prescribe. SARs may be granted in tandem with Stock Options designated as being related to such SARs or may be granted on a stand alone basis. Each SAR which relates to a specific Stock Option granted may be granted concurrently with the Stock Option to which it relates or at any time prior to the exercise, expiration or termination of such Stock Option (except as otherwise provided in Sections 20 and 22 hereof), but no later than six months and one day prior to the end of the term of such Stock Option. An SAR shall entitle the participant, subject to the provisions of this Plan and the related Incentive Compensation Agreement, to receive from ALS an amount equal to the excess of the fair market value on the exercise date of the number of shares for which the SAR is exercised over the exercise price for such shares under the related Stock Option or as stated in the separate SAR award, as the case may be. For this purpose, such fair market value shall be determined as provided in Section 7 hereof on the close of business on the date of exercise.

              (b) An SAR shall be exercisable on such dates or during such periods as may be determined by the Committee from time to time, except that in no event shall any SAR granted in tandem with a related Stock Option be exercisable when the related Stock Option is not eligible to be exercised.

              (c) An SAR granted in tandem with a related Stock Option may be exercised only upon surrender of the related Stock Option by the employee, which related Stock Option shall be terminated to the extent of the number of shares for which the SAR is exercised. Similarly, a Stock Option granted in tandem with an SAR may be exercised only upon surrender of the related SAR by the employee, which related SAR shall be terminated to the extent of the number of shares for which the Stock Option is exercised. Shares covered by such a terminated Stock Option or SAR (or portion thereof) granted under this Plan shall not be available for subsequent awards under this Plan.


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              (d)    The amount payable by ALS upon exercise of an SAR may be
paid in cash, in shares of Common Stock (valued at their fair market value on the exercise date determined as provided in Section 7 hereof) or in any combination thereof as the Committee shall determine from time to time. No fractional shares shall be issued and the employee shall receive cash in lieu thereof.

              (e) The Committee may impose any other conditions upon the exercise of an SAR, which conditions may include a condition that the SAR may be exercised only in accordance with rules and regulations adopted by the Committee from time to time. Such rules and regulations may govern the right to exercise SARs granted prior to the adoption or amendment of such rules and regulations as well as SARs granted thereafter.

              (f) The Committee may at any time amend, terminate or suspend any SAR theretofore granted under this Plan, provided that the terms of any SAR after any amendment shall conform to the provisions of this Plan. An SAR awarded in tandem with a related Stock Option shall terminate upon the termination or expiration of any related Stock Option.

              (g) Notwithstanding the provisions of this Section 11, an SAR may not be exercised until the expiration of six (6) months from the date of grant of such SAR.

         SECTION 12. Limitations on Right to Exercise.

              (a) No Stock Option or SAR may be exercised when the fair market value of the shares subject to such Stock Option or SAR is less than the exercise price of the Stock Option or SAR.

              (b) No Stock Option or SAR may be exercised after (i) the expiration of ninety (90) days after the earlier of the date the employment of the employee terminates with the Company or the date the employee is given written notice of his discharge from such employment or (ii) with respect to participants who are not employees, the expiration of ninety (90) days after the date such participant's service to the Company (in all capacities) as a director, officer, independent contractor and agent shall terminate. The expiration period described in the preceding sentence shall be waived in the event such termination occurs because of death or in the event termination of employment occurs because of disability within the meaning of Code Section 22(e)(3) ("Disability"); provided, however, that no ISO or related in tandem SAR may be exercised after the expiration of 365 days after the earlier of the date the employment of the employee terminates with the Company or the date the employee is given written notice of his discharge from such employment because of Disability. Absence or leave approved by the Company, to the extent permitted by the applicable provisions of the Code, shall not be considered an interruption of employment for any purpose under this Plan.

              (c) The transfer or issuance of Common Stock upon the exercise of any Stock Option or SAR granted under the Plan will be contingent upon the advice of counsel to the Company that the shares to be issued pursuant thereto have been duly registered or are exempt

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from registration under the applicable securities laws, and upon receipt by the
Committee of cash, check, Common Stock, or a combination thereof, in payment of the full purchase price of such shares.

         SECTION 13. Award of Restricted Stock. (a) The Committee shall have the authority (i) to grant Restricted Stock awards, (ii) to issue or transfer Restricted Stock to grantees, and (iii) to establish terms, conditions and restrictions in connection with the issuance or transfer of Restricted Stock, including the Restriction Period, which may differ with respect to each grantee or award.

              (b) The grantee of a Restricted Stock award shall execute and deliver to a plan administrator designated by the Committee (who may be an officer of ALS) an executed Incentive Compensation Agreement, an escrow agreement satisfactory to the Committee and appropriate blank stock powers with respect to the Restricted Stock covered by such agreements, as the Committee deems necessary. The Committee shall then cause stock certificates registered in the name of the grantee to be issued and deposited together with the stock powers with an escrow agent to be designated by the Committee, who may be an officer of ALS. The Committee shall cause the escrow agent to issue to the grantee a receipt evidencing any stock certificate held by it registered in the name of the grantee.

              (c) Restricted Stock awards granted to a grantee shall be subject to the following restrictions until the expiration of the Restriction
Period: (i) a grantee shall be issued, but shall not be entitled to delivery of, the stock certificate for the Restricted Stock; (ii) the Restricted Stock shall be subject to the restrictions on transferability set forth herein and in the grantee's related Incentive Compensation Agreement; (iii) the Restricted Stock shall be forfeited and the stock certificates shall be returned to ALS and all rights of the grantee to such shares and as a shareholder shall terminate without further obligation on the part of ALS when such grantee leaves or is terminated from the employ of the Company (or its subsidiary, as the case may be) for any reason, except in the case of Disability or death (in which event the Restriction Period shall lapse and the shares shall be delivered to the grantee's beneficiaries or legal representative) and except in the case of normal retirement after reaching the age of 65 (in which event the Restriction Period shall lapse and the shares shall be delivered to the grantee); and (iv) any other restrictions which the Committee may determine in advance are necessary or appropriate.

              (d) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock award, such action is appropriate. Unless permitted by Rule 16b-3, no Restricted Stock award shall have a Restriction Period shorther than six (6) months from the date of grant of such award.

              (e) Subject to Section 23 hereof, at the expiration of the Restriction Period, a stock certificate evidencing the Restricted Stock with respect to which the Restriction Period has expired (to the nearest full share) shall be delivered without charge to the grantee, or his personal representative, free of all restrictions under the Plan.


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         SECTION 14. Limitations on Transfer and Issuance.  No Stock Option,
SAR or Restricted Stock granted under this Plan shall be transferable otherwise than by will or the laws of descent and distribution, and no Stock Option or SAR granted under this Plan may be exercised or other rights or benefits claimed under the Plan by any person other than the participant to whom the Stock Option or SAR shall initially have been granted during the lifetime of such participant (other than the person's guardian or legal representative). After the death of such original grantee, the "holder" of any Stock Option, SAR or Restricted Stock granted under this Plan shall be deemed to be the person to whom the original grantee's rights shall pass under the original grantee's will or under the laws of descent and distribution. Notwithstanding the foregoing, no transfer by will or the laws of descent or distribution will be binding on the Company unless the Committee is furnished with sufficient proof establishing the validity of such transfer.

         SECTION 15. No Right to Employment Conferred. Nothing in this Plan or in any Incentive Compensation Agreement prescribed by the Committee shall confer upon any employee or other participant any right to continue in the employ or service of the Company or interfere in any way with the right of the Company to terminate such person's employment or service to the Company at any time.

         SECTION 16. Recapitalization. In the event of changes in the outstanding shares of Common Stock by reason of stock dividends, stock splits, subdivisions or combinations of shares, the number and class of shares available under the Plan in the aggregate and the maximum number of shares as to which Stock Options, SARs and Restricted Stock may be granted to any employee under the Plan shall be correspondingly and fairly adjusted by the Committee. A corresponding adjustment in outstanding Stock Options and SARs shall be made without change in the total exercise price applicable to the unexercised portion of any Stock Option or SAR, with a corresponding adjustment in the exercise price per share. The number of SARs awarded to a employee shall be adjusted in such event so that the same ratio of SARs to the number of shares granted under any related Stock Option is maintained.

         SECTION 17. Reorganization. If ALS is merged, consolidated or effects a share exchange with another corporation (whether or not ALS is the surviving corporation), or if substantially all of the assets or all of the Common Stock is acquired by another corporation, or in the event of a separation, reorganization or liquidation of ALS, the Board or the board of directors of any corporation assuming the obligations of ALS hereunder, shall make appropriate provision for the protection of any outstanding Stock Options and SARs by the substitution on an equitable basis of appropriate stock of ALS, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to the shares of Common Stock, provided only that the excess of the aggregate fair market value of the shares subject to the Stock Options and SARs immediately after such substitution over the exercise price thereof is not more than the excess of the aggregate fair market value of the shares subject to such Stock Options and SARs immediately before such substitution over the exercise price thereof. Notwithstanding the preceding sentence, if ALS is merged, consolidated or effects a share exchange with another corporation or if substantially all of the assets or all of the Common


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Stock is acquired by another corporation, or in the event of a separation, reorganization or liquidation of ALS, the Board or the board of directors of any corporation assuming the obligations of ALS hereunder may, upon written notice to the holder of any outstanding Stock Option or SAR, provide that such Stock Option or SAR must be exercised within sixty (60) days of the date of such notice or it will be terminated.

         SECTION 18. Stockholder Approval. This Plan is expressly made subject to the approval by the holders of a majority of the issued and outstanding shares of ALS Common Stock entitled to vote and represented at a meeting of stockholders duly called in accordance with applicable law, where a quorum is present. If the Plan is not so approved within one year after its adoption by the Board, then the Plan shall not come into effect, and any Stock Option, SAR or Restricted Stock award granted pursuant hereto shall terminate and end. No Stock Option or SAR granted hereunder shall be exercisable and no Restricted Stock transferable or deliverable to a grantee unless and until such stockholder approval is obtained.

         SECTION 19. Registration of Shares of Common Stock. The Committee, in its discretion, may postpone the issuance and/or delivery of shares of Common Stock issuable upon any exercise of a Stock Option or an SAR or upon the grant of a Restricted Stock award until completion of any stock exchange listing, registration, or other qualification or exemption of such shares under any state and/or federal law, rule or regulation as the Committee may consider appropriate, and may require any grantee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

         SECTION 20. Termination and Amendment of the Plan. The Plan shall terminate on the earlier of (i) ten years from the date this Plan is adopted by the Board or by the stockholders of ALS, whichever is earlier, or (ii) such time as a new stock incentive compensation plan is adopted by the Board expressly in replacement of this Plan. No Stock Option, SAR or Restricted Stock shall be granted under this Plan after its termination date, but the termination of this Plan shall not adversely affect any Stock Option, SAR or Restricted Stock theretofore granted hereunder. Subject to the foregoing, this Plan may at any time or from time to time be terminated, modified or amended by (1) the Board and (2) by the stockholders of ALS, if and to the extent that stockholder approval thereof is required under Section 422 of the Code, under Rule 16b-3 or by any securities exchange on which the shares of Common Stock are then listed, or if directed by the Board.

         SECTION 21. Plan Provisions Control Terms of Awards. The terms of this Plan shall govern all Stock Options, SARs or Restricted Stock awards granted under this Plan and in no event shall the Committee have the power to grant any Stock Option, SAR or Restricted Stock under this Plan which is contrary to any of the provisions of the Plan.

         SECTION 22. Modification of Terms. Any provision contained in this Plan to the contrary notwithstanding, on and after the date that any Stock Option, SAR or Restricted Stock award is granted hereunder, the Committee shall have the authority to modify the terms and



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provisions of any such Stock Option, SAR or Restricted Stock award including, but not limited to, modifications that cause a previously granted Stock Option to cease, upon the modification date, to qualify as an ISO; provided, however, that no such modification shall (i) materially increase the benefits to participants as provided for under this Plan (as such interpretation is interpreted under Rule 16b-3, other applicable law or stock exchange regulations), or (ii) materially decrease the benefits to a specific participant in this Plan without the prior written consent of such participant. For purposes of clause (ii) of the preceding sentence, any modification that would convert a previously granted ISO into a NSO will be treated as causing a material decrease in the benefits available to the holder of such Stock Option.

         SECTION 23. Withholding Taxes. (a) Whenever shares are to be issued or delivered pursuant to the Plan, the Company shall have the right, in its sole discretion, to either (i) require the grantee to remit to the Company or
(ii) withhold from any salary, wages or other compensation payable by the Company to the grantee, an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Whenever payments are to be made, such payments shall be net of an amount sufficient to satisfy federal, state and local withholding tax requirements and authorized deductions.

              (b) With respect to shares received by a grantee pursuant to the exercise of an ISO, if such grantee disposes of any such shares within two years from the date of grant of such option or within one year after the transfer of such shares to the grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the grantee an amount sufficient to satisfy federal, state and local withholding tax requirements attributable to such disposition.

         SECTION 24. Rights as a Stockholder. (a) A grantee of a Stock Option or an SAR or a transferee of such grantee pursuant to Section 14 hereof shall have no rights as a stockholder with respect to any shares of Common Stock related thereto until the issuance of a stock certificate for such shares following the exercise of such Stock Option or SAR. Except as otherwise provided for in Sections 16 and 17 hereof, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

              (b) A grantee of Restricted Stock or a transferee of such grantee pursuant to Section 14 hereof shall, upon the date certificates for the Restricted Stock are issued, have all of the rights of a stockholder including the right to vote such shares and to receive dividends, subject however to the restrictions established pursuant to Section 13 hereof.

         SECTION 25. Compliance with Rule 16b-3. The Company intends that this Plan shall comply with the requirements of Rule 16b-3 during the term of this Plan. Should any provision of this Plan not be necessary to comply with the requirements of the Rule or should any

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additional provisions be necessary for this Plan to comply with the requirements of Rule 16b-3, the Board may amend the Plan to add or to modify the provisions of this Plan accordingly.

         SECTION 26. Plan Financing. ALS may extend and maintain, or arrange for the extension and maintenance of, financing to any grantee (including a grantee who is a director of ALS) to purchase shares pursuant to exercise of a Stock Option granted hereunder on such terms as may be approved by the Committee in its sole discretion. In considering the terms for extension or maintenance of credit by ALS, the Committee shall, among other factors, consider the cost to ALS of any financing extended by ALS.

         SECTION 27. Funding. Except as provided under Section 13(b) hereof, no provision of the Plan shall require or permit the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes.

         SECTION 28. ERISA. The Plan is not an employee benefit plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974, and the provisions of Code Section 401(a) are not applicable to the Plan.

         SECTION 29. Effective Date of Plan. The Plan shall be effective June 28, 1995, subject to approval by the stockholders of ALS pursuant to the provisions of Section 18 hereof.





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